UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2023

Mobileye Global Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mobileye B.V. Har Hotzvim, 13 Hartom Street P.O. Box 45157 Jerusalem 9777513, Israel (Address of Principal Executive Offices)	9777513 (Zip Code)

Registrant’s telephone number, including area code: +972-2-541-7333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.01 par value	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Mobileye Global Inc. (the “Company”) held its annual meeting of stockholders via virtual webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). A total of 44,611,924 shares of the Company’s Class A common stock and 750,000,000 shares of the Company’s Class B common stock were present or represented by proxy at the Annual Meeting, representing 99.9% of the combined voting power of the shares of Class A common stock and Class B common stock (voting together as a class) outstanding as of the close of business on April 24, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting. Holders of shares of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on the record date, and holders of shares of the Company’s Class B common stock were entitled to ten votes for each share held as of the record date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Proposal 1. Election of Directors – All Directors Re-Elected

Nominee	For	Withhold	Broker Non-Votes
Amnon Shashua	7,528,019,368	11,018,475	5,574,081
Patrick P. Gelsinger	7,528,977,112	10,060,731	5,574,081
Eyal Desheh	7,536,891,293	2,146,550	5,574,081
Jon M. Huntsman, Jr.	7,534,479,387	4,558,456	5,574,081
Claire C. McCaskill	7,536,935,641	2,102,202	5,574,081
Christine Pambianchi	7,525,602,309	13,435,534	5,574,081
Frank D. Yeary	7,536,888,146	2,149,697	5,574,081
Saf Yeboah-Amankwah	7,525,813,344	13,224,499	5,574,081

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm – Approved

For	Against	Abstain	Broker Non-Votes
7,544,548,921	15,090	47,913	-

Proposal 3. Advisory Vote to on Executive Compensation – Approved

For	Against	Abstain	Broker Non-Votes
7,513,744,108	25,252,896	40,839	5,574,081

Proposal 4. Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation – 1 Year Approved

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,538,903,928	34,781	66,822	32,312	5,574,081

Additional Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

Based on the voting result at the Annual Meeting, the Board of Directors of the Company has determined to provide for a stockholder advisory vote on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEYE GLOBAL INC.

By:	/s/ Amnon Shashua
	Name:	Amnon Shashua
	Title:	President and Chief Executive Officer

Date: June 20, 2023